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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  June 20, 2001

                            YOUNG BROADCASTING INC.
            (Exact name of Registrant as specified in its charter)


           Delaware                       0-25042                     13-3339681
(State or other jurisdiction of      (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


                             599 Lexington Avenue
                           New York, New York 10022
                   (Address of principal executive offices)

                Registrants' telephone number:  (212) 754-7070
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Item 5.   Other Events.

     This Current Report on Form 8-K is being filed to incorporate by reference certain documents into the Registrant's Registration Statement on Form S-3 (Registration No. 333-62314) in connection with the sale by the Registrant on June 20, 2001 of 3,000,000 shares of the Registrant's Class A Common Stock (the "Common Stock").

     For information about the Common Stock and the offering thereof, see the Registrant's prospectus supplement for the offering of the Common Stock dated June 20, 2001, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 22, 2001.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


Exhibit No.   Description
-----------   -----------

    1.1       Underwriting Agreement dated as of June 20, 2001 between
               Registrant and Credit Suisse First Boston
    4.1      Form of certificate representing the Common Stock (1)
    5.1      Opinion of Sonneschein Nath & Rosenthal regarding the validity of the Common Stock, including consent
    23.1      Consent of Sonnenschein Nath & Rosenthal (included in Exhibit 5.1)

___________
(1)  Filed as an exhibit to the Registration Statement on Form S-1
     (File No. 33-83336) of Registrant and incorporated herein by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Young Broadcasting Inc.

Date:  June 26, 2001             By:   /s/ James A. Morgan
                                     -----------------------------
                                     James A. Morgan
                                     Executive Vice President